UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  August 5, 2011

SUN RIVER ENERGY, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-27485	84-1491159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5950 Berkshire Lane, Suite 1650, Dallas, Texas 75225
(Address of Principal Executive Offices) (Zip Code)

(214) 369-7300
Registrant’s telephone number, including area code

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 5, 2011, Sun River Energy, Inc. (the “Company”) amended its promissory note (the “Note”) payable to Katy Resources ETX, LLC, a Delaware limited liability company (“Katy”), in the original principal amount of $4,000,000, as described in the Company’s Current Report on Form 8-K filed on February 10, 2011.  The Amended Promissory Note (“Amended Note”) extends the maturity date under the Note for an additional ninety (90) days (until November 4, 2011).  In consideration for this extension, the Company agreed to issue 65,000 shares of its restricted common stock, par value $0.0001 per share to Katy.  The above description of the Amended Note is a summary only and is qualified in its entirety by reference to the complete text of such document filed as Exhibit 10.1.

Item 3.02. Unregistered Sales of Equity Securities.

On August 8, 2011, the Company approved the issuance of an aggregate 785,000 shares of its restricted common stock, par value $0.0001 per share, to the holders of certain promissory notes.  The Company approved the issuance of 720,000 such shares as a result of the conversion of an aggregate of $1,080,000 of principal and accrued but unpaid interest due under a promissory note issued by the Company to FTP Oil and Gas LP (“FTP”).  The principal and accrued but unpaid interest due on the promissory note to FTP was converted at a conversion price of $1.50 per share based on the original terms of the promissory note.  The remaining 65,000 shares of the Company’s common stock were issued in connection with the Amended Note, as further described under Item 1.01 above, which disclosures are incorporated into this Item 3.02 by reference.  The issuance of the aforementioned aggregate 785,000 shares is an unregistered sale of equity securities made in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.

Item9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description

10.1	Amended Promissory Note dated as of August 5, 2011 by and between Katy Resources ETX, LLC and Sun River Energy, Inc

10.2	Promissory Note dated as of February 7, 2011 by and between Katy Resources ETX, LLC and Sun River Energy, Inc. (Incorporated by reference from Current Report on Form 8-K as filed on February 10, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUN RIVER ENERGY, INC.
Date: August 11, 2011	By:	/s/ Donal R. Schmidt, Jr.
Name: Donal R. Schmidt, Jr.
Title: President and CEO